UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 16, 2008
MIDWEST BANC HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-13735	36-3252484
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

501 West North Avenue
Melrose Park, Illinois	60160
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (708) 865-1053
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On December 16, 2008, Homer J. Livingston, Jr. resigned as a Director and Chairman of the Board of Directors of Midwest Banc Holdings, Inc. (“Midwest”), and Midwest Bank and Trust Company (“Midwest Bank”) effective December 31, 2008. Exhibit 99.1 is a copy of the press release issued by Midwest relating to Mr. Livingston’s resignation and the selection of a new chairman for Midwest which is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
     On December 16, 2008, the Board of Directors of Midwest elected Percy L. Berger, Chairman of the Board of Directors of Midwest effective December 31, 2008 and the Board of Directors of Midwest Bank elected him Chairman of Midwest Bank, effective December 31, 2008. Mr. Berger will replace Homer J. Livingston, Jr. who resigned as a Director and Chairman effective December 31, 2008. Exhibit 99.1 is a copy of the press release relating to the selection of a new Chairman of the Board of Directors for Midwest which is incorporated herein by reference.
Note: the information in this report provided in item 7.01 (including the exhibits) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
ITEM 8.01. OTHER EVENTS.
     On December 16, 2008, the Board of Directors of Midwest amended Midwest’s Directors’ Deferred Compensation Plan (the “Plan”) so that it is in compliance with Section 409A of the Internal Revenue Code. All directors of Midwest and Midwest Bank are eligible to participate in the Plan. The Plan permits directors to elect, prior to the year in which the director’s fees will be paid, to defer a specified portion of the director’s fees into a common stock account or a money market account. Deferred fees will be credited to the director’s common stock account as of the last day of each calendar quarter based upon the closing price of Midwest’s common stock on the last trading day for such quarter.
     A copy of the amended plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:
      Exhibit 10.1     Midwest Banc Holdings, Inc. Directors Deferred Compensation Plan
      Exhibit 99.1     Press Release on selection of Chairman of the Board

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Midwest Banc Holdings, Inc.
By:	/s/JoAnn Sannasardo Lilek
JoAnn Sannasardo Lilek
Executive Vice President and Chief Financial Officer

December 18, 2008

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